UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________________

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021
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The Simply Good Foods Company
(Exact name of registrant as specified in its charter)
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Delaware	001-38115	82-1038121
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1225 17th Street, Suite 1000
Denver, CO 80202
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 633-2840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMPL	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.

The information set forth under Item 4.02 is incorporated into this Item 2.02 by reference.

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the SEC issued a statement (the “Statement”) on the accounting and reporting considerations for warrants issued by special purpose acquisition companies or “SPACs.” The Statement referenced the guidance included in U.S. Generally Accepted Accounting Principles that entities must consider in determining whether to classify contracts that may be settled in its own stock, such as warrants, as equity or as an asset or liability.

Following consideration of the guidance in the Statement, The Simply Good Foods Company, a Delaware corporation (the “Company”) has concluded certain of its warrants initially issued by Conyers Park Acquisition Corp., a SPAC with which the Company consummated a business combination transaction in July 2017, no longer meet the conditions to be classified within equity under the Statement and the Company must correct the accounting treatment of the warrants to present them as a liability and marked to fair value each reporting period.

On May 13, 2021, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, in response to the Statement, concluded the Company’s previously issued audited consolidated financial statements for the fiscal years ended August 29, 2020, August 31, 2019 and August 25, 2018 (and the independent registered accounting firms’ reports thereon) included in the Company’s Annual Report on Form 10-K, unaudited condensed consolidated financial statements for the period ended November 28, 2020 included in the Company’s previously filed Quarterly Report on Form 10-Q for that period and unaudited condensed consolidated financial statements for the period ended February 27, 2021 included in the Company’s previously filed Quarterly Report on Form 10-Q for that period (collectively, the “Affected Filings”) should be restated to reflect the effect of the SEC’s guidance contained in the Statement. As a result, these financial statements and any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company's financial results for the periods covered by the Affected Filings should no longer be relied upon.

The Company intends to amend the Affected Filings in order to provide restated financial statements and applicable footnote disclosures, restated quarterly financial information and revisions to information provided in Management’s Discussion and Analysis of Financial Condition and Results of Operations based on the restated financial information, together with management’s assessment of the effectiveness of internal control over financial reporting.

In light of the restatement discussed above, the Company is also evaluating the effect on the Company’s internal controls over financial reporting.

As a result of the restatement, the Company expects to recognize an incremental liability on its balance sheet of $110 million to $130 million for the fiscal quarter ended February 27, 2021. The Company expects there will be no effect on its historically reported cash and cash equivalents, or cash flows from operating, investing or financing activities. All estimates contained in this report are subject to change as management completes its amended filings, and the Company’s independent registered public accounting firms have not audited or reviewed these estimates or ranges. An audit of annual financial statements and/or review of quarterly financial statements could result in material changes to these ranges and estimates. Further details and remediation plans will be included in the Company’s amended filings.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firms, Deloitte & Touche LLP, which audited the Company’s financial statements for the fiscal years ended August 29, 2020 and August 31, 2019, and Ernst & Young, LLP, which audited the Company’s financial statements for the fiscal year ended August 25, 2018.

Certain statements made in this Current Report on Form 8-K are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by or include words such as “will”, “expect”, “intends” or other similar words, phrases or expressions. These forward-looking statements include the timing of and the expected changes that will be reflected in our amended filings. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date, and cautions investors not to place undue reliance on any such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

Item 7.01    Regulation FD Disclosure.

The information set forth under Item 4.02 is incorporated into this Item 7.01 by reference.

On May 14, 2021, the Company issued a press release related to the matters described in Item 4.02. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement unless specifically identified therein as being incorporated by reference therein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 14, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 14, 2021	By:	/s/ Todd E. Cunfer
		Name:	Todd E. Cunfer
		Title:	Chief Financial Officer
(Principal Financial Officer)